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                                                                     EXHIBIT  11

                            Anika Therapeutics, Inc.
                                   Exhibit 11

Statement Regarding Computation of Per Share Earnings

The section entitled "Earnings Per Share" on page 36 of the Form 10-K is incorporated herein by reference.